UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2022

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Based upon information previously provided by Midwest Energy Emissions Corp.’s (the “Company”) independent registered public accounting firm, Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants (“Rotenberg”), effective February 1, 2022, Rotenberg combined with Marcum LLP and continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum LLP.

Rotenberg has served as the Company’s independent registered public accounting firm since June 2020 and continued in such capacity through the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. On August 3, 2022, the Board of Directors of the Company approved the engagement of Marcum LLP to serve as the independent registered public accounting firm of the Company for the year ended December 31, 2022. Marcum LLP had previously served as the Company’s independent registered public accounting firm from December 2018 to June 2020.

During the two years ended December 31, 2021 and through the date of this report, and except with respect to the period in which Marcum LLP was serving as the Company’s independent registered public accounting firm, the Company did not consult Marcum LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Rotenberg’s transition into Marcum LLP has progressed and Rotenberg has formally resigned on August 3, 2022, as the Company’s independent registered public accounting firm and the services previously provided by Rotenberg will now be provided by Marcum LLP.

The reports issued by Rotenberg on the Company’s financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of Rotenberg for each of the years ended December 31, 2021 and 2020 included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, (i) there were no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Rotenberg’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Rotenberg to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letter from Rotenberg is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1*	Letter of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. Certified Public Accountants
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: August 8, 2022	By:	/s/ David M. Kaye
David M. Kaye Secretary

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